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                                                                   Exhibit 10.52

                             THIRD AMENDMENT TO THE
                           LOAN EXTENSION AND RELEASE
                              AND WAIVER AGREEMENT

     This Third Amendment to the Loan Extension and Release and Waiver Agreement (this "Amendment") is entered into by and between Polar Molecular Corporation, a Delaware corporation (the "Company"), and Affiliated Investments L.L.C., a Michigan limited liability company (the "Holder"), to be effective as of January 31, 2003.

                                    RECITALS

A. The Company issued to the Holder a promissory note (the "Note") in the principal amount of $600,000 dated as of October 25, 2001.

B. The Company and the Holder have entered into a Loan Extension and Release and Waiver Agreement, as amended by the First Amendment to the Loan Extension and Release and Waiver Agreement effective as of May 31, 2002, and by the Second Amendment to the Loan Extension and Release and Waiver Agreement effective as of October 1, 2002, (the "Original Loan Extension"), pursuant to which certain terms of the Note have been amended.

C. The Company and the Holder now wish to amend the Original Loan Extension to provide for the extension of additional credit under the Note in the aggregate principal amount of $75,000 (the "Additional Credit Amount").

D. The parties hereto acknowledge that the Company made a payment of principal and interest in the amount of $50,000 at the end of February of 2002 on the Note (as defined in the Original Loan Extension), and that the principal balance owed on the Note as of January 31, 2003 after giving effect to this Amendment is $649,000.

                                    AGREEMENT

     In consideration of the foregoing and the mutual promises contained herein, the Holder and the Company hereby agree as follows:

1. Paragraph 1 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "1. (a) Principal Amount. As of January 31, 2003, the principal amount outstanding under the Note shall be increased by $75,000 and all references to outstanding principal contained in the Note shall hereby be changed to "$649,000" (which represents the aggregate principal amount outstanding under the Note as of January 31, 2003). Notwithstanding the extension of the Additional Credit Amount, interest shall not accrue against the Additional Credit Amount prior to February 1, 2003; following which date interest shall accrue as provided in the Note on the aggregate principal amount of $649,000.

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          (b) Extension of Due Date. The final maturity date of December 26,
          2001 (the "Original Due Date") set forth in the Note is hereby extended to June 30, 2003, subject to the other repayment terms set forth herein."

2. Exhibit B to the Original Loan Extension is hereby replaced in its entirety with the contents of Attachment I to this Amendment, which reflects the grant of an additional 100,000 shares of the common stock of the Company as consideration to the Holder for entering into this Amendment.

3. Wire Transfer of Funds. Holder hereby agrees to wire transfer the Additional Credit Amount as follows:

     Holme Roberts & Owen LLP - Trust Account
     Held for: Polar Molecular Corporation 46887-00050
     Account No. 1010920111
     Routing No. 102000076
     Wells Fargo Bank West, N.A.
     1740 Broadway
     Denver, CO 80274

4. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Original Loan Extension shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

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     The undersigned have executed this Amendment to be effective as of the date set forth herein.


COMPANY:

POLAR MOLECULAR CORPORATION


By: /s/ Mark L. Nelson
    ------------------------------------
        Mark L. Nelson, President and
        Chief Executive Officer


HOLDER:

AFFILIATED INVESTMENTS, L.L.C.


By: /s/ Bruce E. Becker
    ------------------------------------
        Bruce E. Becker, President

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